SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2003

NEW FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29811	33-0404910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 919-1500

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press release issued by New Focus, Inc. dated April 23, 2003

Item 9. Regulation FD Disclosure

The information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 23, 2003, New Focus, Inc. issued a press release announcing first quarter 2003 financial results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FOCUS, INC.

By:	/s/ WILLIAM L. POTTS, JR.
William L. Potts, Jr. Chief Financial Officer and Secretary

Date: April 23, 2003